UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2005

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

          Federal                   000-50962                 59-3764686
          --------                  ---------                 ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
      of Incorporation)            File Number)           Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 2, 2005, the Company issued a press release announcing financial results for the second quarter and six months ended June 30, 2005. The full text of the press release is set forth in Exhibit 99.1.

     The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.  OTHER EVENTS.

     On August 2, 2005, Atlantic Coast Federal Corporation announced its intention to repurchase up to 285,131 shares (1.96% of its total outstanding common stock or 4.9% of the Company's publicly traded shares) from time to time at prevailing market prices in open-market or privately negotiated transactions. The Company will use the repurchased shares to fund the Atlantic Coast Federal Corporation 2005 Recognition and Retention Plan, which was approved by stockholders at the Company's 2005 Annual Meeting in May.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     Exhibits.

              99.1   Press Release dated August 2, 2005


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATLANTIC COAST FEDERAL CORPORATION


Date:  August 2, 2005              By: /s/ Robert J. Larison, Jr.
                                       -----------------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibit(s)
------            -------------------------

  99.1            Copy of press release issued by the Company on August 2, 2005.